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                                                                 Exhibit 10.4

                                SYNC RESEARCH, INC.
               AMENDED AND RESTATED 1995 DIRECTORS' STOCK OPTION PLAN
                              (AMENDED JUNE 12, 1998)

 1.  ADOPTION AND PURPOSE.

     The Board of Directors of Sync Research, Inc. (the "Company") hereby adopts the Sync Research, Inc. Amended and Restated 1995 Directors' Stock Option Plan (the "Plan"). The purposes of the Plan are to compensate non-employee members of the Board, to provide a means for such members to increase their holdings of Company stock, and to attract and retain the best available personnel for service as members of the Board.

 2.  DEFINITIONS.

     The following definitions shall apply to this Plan:

     (a) "ANNUAL GRANT DATE" shall mean, for each calendar year, beginning in 1996, the date of each Annual Meeting of the Company's shareholders.

     (b)  "BOARD" shall mean the Board of Directors of the Company.

     (c)  "CODE" shall mean the Internal Revenue Code of 1986, as amended.

     (d)  "COMPANY" shall have the meaning set forth in Section 1.

     (e) "EFFECTIVE DATE" shall mean the later of the date the Board approves this Plan or the effective date of the Registration Statement on Form S-1 for the initial public offering of the Company's Common Stock.

     (f) "ELIGIBLE DIRECTOR" shall mean any person who is a member of the Board and who is not a full or part-time employee of the Company or of any subsidiary or affiliate of the Company. The receipt of a director's fee from the Company shall not be sufficient in and of itself to cause a person to be an employee of the Company.

     (g) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

     (h) "GRANT DATE" shall mean the Initial Grant Date or the Annual Grant Date, as appropriate.

     (i) "INITIAL GRANT DATE" shall mean the later of the date on which an Eligible Director is first elected to the Board or the Effective Date.

     (j) "OPTION" shall mean an option to purchase Shares granted under this Plan. All Options shall be "nonstatutory options" (i.e., options that are not intended to qualify as incentive stock options under Section 422 of the Code).


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     (k)  "OPTION AGREEMENT" shall mean the written agreement described in
Section 6.

     (l)  "PLAN" shall have the meaning set forth in Section 1.

     (m)  "SHARES" shall mean shares of Common Stock of the Company.

 3.  ADMINISTRATION.

     (a) GENERAL. This Plan shall be administered by the Board in accordance with the express provisions of this Plan.

     (b) POWERS OF BOARD. Subject to the limitations set forth in this Plan, the Board shall have full and complete authority to adopt such rules and regulations and to make all such other determinations not inconsistent with the Plan as may be necessary for the administration of the Plan.

 4.  SHARES SUBJECT TO PLAN.

     (a) AGGREGATE NUMBER. Subject to adjustment in accordance with Section 6(g), an aggregate of 200,000 Shares is reserved for issuance under this Plan. Shares sold under this Plan may be unissued Shares or reacquired Shares. If any Options shall for any reason terminate or expire without having been exercised in full, Shares not purchased thereunder shall be available again for grant under this Plan.

     (b) RIGHTS AS SHAREHOLDER. An Eligible Director shall have no rights as a shareholder with respect to Shares acquired by exercise of an Option until the issuance (as evidenced by an appropriate entry on the books of the Company or a duly authorized transfer agent) of a stock certificate evidencing the Shares. Subject to Section 6(g), no adjustment shall be made for dividends or other events for which the record date is prior to the date the certificate is issued.

 5.  NONDISCRETIONARY GRANTS.

     All grants of Options hereunder shall be automatic and non-discretionary and shall be made strictly in accordance with the following provisions:

     (a) INITIAL GRANT. Each person who becomes an Eligible Director on or after the Effective Date shall automatically receive on the Initial Grant Date for such Eligible Director an Option to purchase 40,000 Shares.

     (b) REGULAR ANNUAL GRANTS. On each Annual Grant Date, each Eligible Director who has been such for at least six (6) months and remains such as of such date shall receive the grant of an Option to purchase 10,000 Shares.


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     (c)  ADJUSTMENT. The number of Shares for which options are granted in accordance with this Section 5 and the number of Shares subject to any Option shall be subject to adjustment in accordance with Section 6(g).

     (d) NO DISCRETION; EXCESS SHARES. No person shall have any discretion to select which Eligible Directors shall be granted Options or to determine the number of Shares to be subject to such Options. In the event that a grant would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased upon exercise of Options to exceed the number set forth in Section 4(a), then each Option so granted shall be for that number of Shares determined by dividing the remaining Shares available for grant by the number of Eligible Directors receiving Options at such time.

     (e) Notwithstanding the foregoing, each Eligible Director who received an Option on an Initial Grant Date on or after January 30, 1998 and prior to June 12, 1998 in the amount of 20,000 shares, shall be automatically granted, on the date of the Company's first Annual Meeting of Stockholders after January 30, 1998 at which the amendments to this Plan are approved by the Company's stockholders, an Option in the amount of 20,000 shares at the applicable exercise price on the grant date pursuant to Section 6(c); PROVIDED that such Eligible Director remains a member of the Company's Board of Directors immediately following such meeting.

 6.  TERMS OF OPTION AGREEMENTS.

     Upon the grant of each Option, the Company and the Eligible Director shall enter into an Option Agreement which shall specify the Grant Date and the exercise price, and shall include or incorporate by reference the substance of all of the following provisions and such other provisions consistent with this Plan as the Board may determine:

     (a) TERM. The term of the Option shall expire 10 years from its Grant Date, subject to earlier termination in accordance with Sections 6(f) or 6(h).

     (b) OPTION EXERCISE. Each Option held by an Eligible Director that is received on either an Initial Grant Date or an Annual Grant Date shall initially be non-exercisable but shall become exercisable as to 1/4 of the Shares subject to such Option on the date which is one year after such Initial Grant Date or Annual Grant Date, as the case may be, and at the rate of 1/48th of the Shares subject to such Option for each month thereafter, provided, in each case, that the holder thereof remains an Eligible Director as of such date. The exercisability of an Option shall also be subject to the effectiveness of any registration statement or qualification required by applicable law with respect to the issuance of the Shares reserved under the Plan.

     (c) PURCHASE PRICE. The purchase price of the Shares subject to each Option shall be their fair market value determined based on the closing sales price for Shares or the closing bid if no sales were reported, as quoted on the Nasdaq National Market, on the Grant Date of such Option, or on the last preceding business day if such Grant Date is not a business day.


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     (d)  PAYMENT OF PURCHASE PRICE. The purchase price of Shares acquired pursuant to an option shall be paid in full at the time the Option is exercised in cash, by check or by delivery of Shares having a fair market value on the date of exercise (determined in the same manner as the purchase price is determined) equal to the aggregate purchase price (and, if such Shares were acquired from the Company, shall have been held for at least six months) or by some combination of the foregoing.

     (e) TRANSFERABILITY. No Option shall be transferable otherwise than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined by the Code or the rules thereunder).

     (f) TERMINATION OF MEMBERSHIP ON THE BOARD. If an Eligible Director's membership on the Board terminates for any reason, an Option held at the date of termination which is then exercisable under the terms of Section 6(b) may be exercised in whole or in part at any time within thirty (30) days after the date of such termination (but in no event after the term of the Option expires). Any Option not so exercised shall thereafter terminate.

     (g) CAPITALIZATION CHANGES. If any change is made in the Shares subject to the Plan or subject to any Option granted under the Plan, through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise, the Board shall make appropriate adjustments as to the maximum number of Shares subject to the Plan, the number of Shares covered by any Option grant, the maximum number of Shares for which Options may be granted to any Eligible Director, and the number of Shares and price per Share covered by outstanding Options.

     (h) CHANGE OF OWNERSHIP. In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets,
(iii) a merger or consolidation in which the Company is not the surviving corporation, or (iv) any other capital reorganization in which more than fifty percent (50%) of the shares of the Company entitled to vote are exchanged, the Eligible Director shall have a reasonable time following the adoption of the plan for liquidation, dissolution, sale, merger, consolidation or reorganization to exercise the Option, including any part of the Option that would not otherwise be exercisable under Section 6(b), prior to the effectiveness of such liquidation, dissolution, sale, merger, consolidation or reorganization, at the end of which time the Option shall terminate, unless the Eligible Director has the right to exercise the Option, including any part of the Option that would not otherwise be exercisable under Section 6(b), or to receive a substitute option with comparable terms, as to an equivalent number of shares of stock of the corporation succeeding the Company or acquiring its business by reason of such liquidation, dissolution, sale, merger, consolidation or reorganization.

 7.  USE OF PROCEEDS.

     Proceeds from the sale of Shares pursuant to this Plan shall be used by the Company for general corporate purposes.


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 8.  AMENDMENT OF PLAN.

     The Board may amend the Plan at any time, provided that any amendment which increases the number of shares as to which Options may be granted, modifies the requirements as to eligibility for participation, materially increases the benefits accruing under the Plan or otherwise must be approved by shareholders to comply with Rule 16b-3 of the Exchange Act, shall be subject to obtaining new shareholder approval as provided in Section 11. No amendment shall affect the rights of the holder of any Option, except with that holder's consent. Notwithstanding anything to the contrary in this Plan, the provisions set forth in Section 5 (and any other Sections of the Plan that affect the formula award terms required to be specified by Rule 16b-3) shall not be amended more than once every six (6) months, other than to comply with changes in the Code, the Employee Retirement Income Security Act of 1974, or the rules thereunder.

 9.  TERMINATION OR SUSPENSION OF PLAN.

     The Board at any time may suspend or terminate this Plan. This Plan, unless sooner terminated, shall terminate on the tenth anniversary of its adoption by the Board. No Option may be granted under this Plan while this Plan is suspended or after it is terminated. Suspension or termination of this Plan shall not affect the rights of the holder of any Option, except with that holder's consent.

 10.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a) COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

     (b) CONDITION TO EXERCISE. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     (c) NO LIABILITY. Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

 11.  SHAREHOLDER APPROVAL.


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     This Plan is subject to approval by the shareholders of the Company within
12 months after the date the Board approves this Plan either by the written consent of the holders of a majority of the outstanding shares of capital stock or by the affirmative vote of a majority of the votes cast at a duly held shareholders' meeting at which a quorum of the voting power of the Company is represented in person or by proxy. Options may be granted, but not exercised, before such shareholder approval. If the shareholders fail to approve this Plan within the required time period, any Options granted under this Plan shall be void, and no additional Options shall be granted.

 12.  ADDITIONAL RESTRICTIONS OF RULE 16b-3.

     The terms and conditions of Options granted hereunder shall comply with the applicable provisions of Rule 16b-3. This Plan and the Options granted hereunder shall be deemed to contain such additional conditions and restrictions as may be required for this Plan to qualify as a "formula plan" under Rule 16b-3, as then applicable to the Company, and to qualify for the maximum exemptions from
Section 16 of the Exchange Act with respect to Plan transactions.


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                                SYNC RESEARCH, INC.

                         1995 DIRECTORS' STOCK OPTION PLAN

                            NOTICE OF STOCK OPTION GRANT




Optionee
Address


     You have been granted an option to purchase Common Stock of Sync Research, Inc. (the "Company") as follows:

     Date of Grant                      Date of Grant

     Vesting Commencement Date          Vest Commencement Date

     Exercise Price per Share           $ Exercise Price Per Shar

     Total Number of Shares Granted     Total Number Shares Gra

     Total Exercise Price               $ TotalExercisePrice

     Expiration Date                    ExpirationDate

     Vesting Schedule                   This Option may be exercised, in whole
                                        or in part, in accordance with the
                                        following schedule: 1/4th of the shares subject to this option vest one year after the Date of Grant and 1/48th of such shares vest on the monthly anniversary thereafter.

                                        Termination Period  This Option may be
                                        exercised for 30 days after termination
                                        of Optionee's status as an Eligible
                                        Director, but in no event later than the Term/Expiration Date as provided above.


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     By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the 1995 Directors' Stock Option Plan and the Nonstatutory Stock Option Agreement, all of which are attached and made a part of this document.


OPTIONEE:                               SYNC RESEARCH, INC.


                                        By:
-----------------------------------        -----------------------------------
Signature


                                        Title:
-----------------------------------           --------------------------------
Print Name




                                       2

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                                 SYNC RESEARCH, INC.

                        NONSTATUTORY STOCK OPTION AGREEMENT



     1. GRANT OF OPTION. The Board of Directors of the Company hereby grants to the Optionee named in the Notice of Stock Option Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to purchase a number of Shares, as set forth in the Notice of Stock Option Grant, at the exercise price per share set forth in the Notice of Stock Option Grant (the "Exercise Price"'), subject to the terms and conditions of the 1995 Directors' Stock Option Plan (the "Plan"), which is incorporated herein by reference. (Capitalized terms not defined herein shall have the meanings ascribed to such terms in the Plan.) In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Nonstatutory Stock Option Agreement, the terms and conditions of the Plan shall prevail.

     2.   EXERCISE OF OPTION.

          (a) RIGHT TO EXERCISE. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Stock Option Grant and the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement. In the event of Optionee's death, disability or other termination of Optionee's employment or consulting relationship, the exercisability of the Option is governed by the applicable provisions of the Plan and this Nonstatutory Stock Option Agreement.

          (b) METHOD OF EXERCISE. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit A (the "Exercise Notice"), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

          No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

     3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the
Optionee:

          (a)  cash;


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          (b)  check;

          (c) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

          (d) surrender of other Shares which (i) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

     4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution or pursuant to a domestic relations order (as defined by the Code or the rules thereunder) and may be exercised during the lifetime of Optionee only by the Optionee or a transferee permitted by Section 6 of the Plan. The terms of the Plan and this Nonstatutory Stock Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     5. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Nonstatutory Stock Option Agreement.

     6. TAX CONSEQUENCES. Set forth below is a brief summary of certain federal and California tax consequences relating to this Option under the law in effect as of the date of grant. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT HIS OR HER OWN TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (a) EXERCISING THE OPTION. Since this Option does not qualify as an incentive stock option under Section 422 of the Code, the Optionee may incur regular federal and California income tax liability upon exercise. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Exercised Shares on the date of exercise over their aggregate Exercise Price.

          (b) DISPOSITION OF SHARES. If the Optionee holds the Option Shares for more than one year, gain realized on disposition of the Shares will be treated as long-term capital gain for federal and California income tax purposes.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement. Optionee has reviewed the Plan and this Nonstatutory Stock Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Nonstatutory Stock Option Agreement and fully understands all provisions of the Plan and Nonstatutory Stock Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Nonstatutory Stock Option Agreement.


SYNC RESEARCH, INC.


By:
  ---------------------------------       -----------------------------------
                                          Optionee

Title:
      ----------------------------

                                  CONSENT OF SPOUSE

     The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Nonstatutory Stock Option
Agreement. In consideration of the Company's granting his or her spouse the right to purchase Shares as set forth in the Plan and this Nonstatutory Stock
 Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Nonstatutory Stock Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Nonstatutory Stock Option Agreement.



                                        ------------------------------------
                                        Spouse of Optionee